SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: MAY 17, 2005
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-16725                     42-1520346
(State or other jurisdiction   (Commission file number)      (I.R.S. Employer
    of incorporation)                                     Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 17, 2005, the shareholders of Principal Financial Group, Inc. (the "Company") approved the adoption of the Principal Financial Group, Inc. 2005 Directors Stock Plan and the Principal Financial Group, Inc. 2005 Stock Incentive Plan. The Company's board of directors had previously adopted each such plan subject to shareholder approval. A summary of each plan, as well as its complete text, is included in the Company's proxy statement filed with the Securities and Exchange Commission on March 31, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99   Form of Restricted Stock Unit Award Agreement



                                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRINCIPAL FINANCIAL GROUP, INC.


                                        By:       /S/ JOYCE N. HOFFMAN
                                                  ------------------------------
                                        Name:     Joyce N. Hoffman
                                        Title:    Senior Vice President and
                                                  Corporate Secretary

Date:    May 17, 2005


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                                                                      Exhibit 99
                         PRINCIPAL FINANCIAL GROUP, INC.
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

This Agreement, dated as of GRANT DATE, is between Principal Financial Group, Inc. (the "Company") and you, PARTICIPANT NAME, a Participant under the Company's 2005 Directors Stock Plan (the "Plan"). Capitalized terms that are used but not defined in this Agreement have the meanings given to them in the Plan.

1. AWARD. Subject to the all terms and conditions of the Plan and this Agreement, the Company hereby grants to you the number of Restricted Stock Units listed below your name on SCHEDULE A attached to and incorporated as a part of this Agreement. The Restricted Stock Units comprising this award will be recorded in an unfunded Restricted Stock Unit account in your name maintained by the Company or other designated administrator retained by the Company (the "Administrator"). You will have no rights as a stockholder of the Company by virtue of any Restricted Stock Unit awarded to you unless and until such Restricted Stock Unit vests and a share of Common Stock is issued to you. Each Restricted Stock Unit will remain subject to forfeiture unless and until such Unit has vested in accordance with the Plan and this Agreement, and will remain restricted as to transferability until such Unit is settled.

2. VESTING OF RESTRICTED STOCK UNITS. The Restricted Stock Units subject to this award will vest in the amounts and on the vesting dates specified in SCHEDULE A, so long as you have continuously served as a director of the Company from the date of this Agreement until the applicable vesting date. When Restricted Stock Units vest, the risk of forfeiture of those Restricted Stock Units expires. Settlement of Restricted Stock Units that have vested will be in shares of Common Stock and will occur as provided in Section 5.

3. TERMINATION OF SERVICE AS A DIRECTOR. Upon the termination of your service as a director of the Company for any reason, all unvested Restricted Stock Units issued pursuant to this Agreement will be immediately forfeited.

4. DIVIDEND EQUIVALENTS.

(a) During the period that a Restricted Stock Unit is outstanding, it will accrue dividend equivalents, which are amounts equal to cash dividends paid on a share of Common Stock, as and when such cash dividends are paid to holders of the Common Stock.

(b) Such dividend equivalents shall be deemed to be reinvested in additional Restricted Stock Units on the date of payment of the corresponding cash dividend, and each additional Restricted Stock Unit so acquired will be credited to your Restricted Stock Unit account and have the same vesting date and be subject to the same risk of forfeiture as the underlying Restricted Stock Units on which the dividend equivalents were deemed paid. Additional Restricted Stock Units acquired as a result of the deemed reinvestment of dividend equivalents accrued after the underlying Restricted Stock Units are vested but before they are settled will vest immediately upon the applicable dividend payment date. The number of Restricted Stock Units credited to your account on a dividend payment date shall be calculated as the product of (i) the number of outstanding Restricted Stock Units in your account immediately prior to the payment of the

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dividend  equivalent  (including  Restricted Stock Units previously  credited to your account as a result of the deemed reinvestment of dividend equivalents) multiplied by (ii) the cash dividend amount per share of Common Stock, divided by the Fair Market Value of a share of Common Stock on the date the cash dividend is paid.

(c) The Administrator will provide you with periodic statements, at least annually, showing the status of your Restricted Stock Unit account.

5. SETTLEMENT OF RESTRICTED STOCK UNITS.

Receipt of Restricted Stock Units subject to this award will be deferred until the termination of your service as a Director.

At the time of settlement of vested Restricted Stock Units, and subject to any withholding obligation under Section 6, you are entitled to receive payment in the form of shares of Common Stock in an amount (rounded to the nearest whole share) equal to the number of vested Restricted Stock Units (including those deemed to have been acquired by the reinvestment of dividend equivalents) that are subject to settlement on the date in question. The shares will be credited to a share account in your name established with the Administrator as soon as administratively practical.

6. TAX WITHHOLDING. Unless and until you have made arrangements satisfactory to the Company to pay any withholding taxes due as a result of the issuance of shares of Common Stock on any settlement date, the Company may withhold from the total number of shares of Common Stock you are to receive on a settlement date a number of shares that has a total value equal to the amount necessary to satisfy any such withholding tax obligations. You may elect to pay a portion or all of the amount of any required withholding taxes in cash or in shares of Common Stock. To the extent you elect to pay in common stock, you may choose to either deliver to the Company previously held shares of Common Stock or have shares of Common Stock withheld from the shares issued upon settlement.

7. TRANSFERABILITY. The Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned or other wise alienated or hypothecated, other than in accordance with Section 9.3 of the Plan, by will or by the laws of descent and distribution. Neither the Plan nor this Agreement restrict the transfer of shares of Common Stock credited to your share account with the Administrator upon the settlement of Restricted Stock Units granted hereunder. Shares credited to your share account upon settlement may be withdrawn from that account at any time by contacting the Administrator.

8. MISCELLANEOUS.

(a) The Restricted Stock Units granted hereunder are subject to all the terms and conditions of the Plan and this Agreement. If any provision of this Agreement is inconsistent with the Plan in any respect, the Plan shall govern in all circumstances and such inconsistent provision shall be construed so as to be consistent in all respects with the Plan.

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(b) Any  amendment to the Plan will also be deemed an amendment to the Agreement to the extent such amendment is applicable to this Agreement. However, no such amendment may adversely affect your rights with respect to Restricted Stock Units granted hereunder without your consent.

(c) If it is necessary to prevent an increase or decrease in the rights you have been granted under this Agreement as a result of a transaction or transactions of the type referenced in Section 4.3 of the Plan, the Committee will make appropriate adjustments in the number or kind of securities issuable to you upon the subsequent vesting and settlement of Restricted Stock Units granted hereunder.

This Agreement has been executed by the parties as of the date first written above.


                                PRINCIPAL FINANCIAL GROUP, INC.

                                By:      __________________________
                                Name:    Jim DeVries
                                Title:   Senior Vice President - Human Resources

                                Date:            DATE
                                         ---------------------------------------


                                PARTICIPANT

                                --------------------------------
                                PARTICIPANT NAME

                                Date:    __________________________

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                                   SCHEDULE A
                                       TO
                         PRINCIPAL FINANCIAL GROUP, INC.
                         RESTRICTED STOCK UNIT AGREEMENT
                                DATED GRANT DATE



Name of Director/Participant:  PARTICIPANT NAME

Number of Restricted Stock Units Granted:  RSUs GRANTED

Date of Grant:  GRANT DATE

Vesting Dates:                                    Number of Units Vesting:

      VESTING DATE                                   NUMBER OF UNITS VESTING